Exhibit 99.2
The First National Bank of Bryan
Balance Sheet
March 31, 2007
(in thousands)
(unaudited)

Assets:

Cash and equivalents	$17,516
FHLB stock and other investments	2,488
Securities available for sale	43,114
Mortgage-backed securities available for sale	64,332
Loans
Single family loans	69,205
Commercial loans	170,625
Consumer loans	149,025
Allowance for credit losses	(4,622)

Loans. Net	384,233
Premises and equipment	9,170
Cash surrender value of life insurance	12,234
Other	7,327

$540,414

Liabilities and Stockholders’ Equity

Deposits	$453,511
Federal Home Loan Bank advances	30,000
Other liabilities	3,664

487,175

Stockholders’ Equity
Capital stock	487
Capital surplus	751
Retained earnings	52,336
Treasury stock, at cost	(140)
Accumulated other comprehensive loss	(195)

53,239

$540,414

The First National Bank of Bryan
Statement of Income
For the Three Months Ended March 31, 2007 and 2006
(in thousands)
(unaudited)

	2007	2006
Interest income:
Cash equivalents and short-term investments	$67	$103
Securities	696	635
Mortgage-backed securities	790	702
Loans	6,828	5,994

Total interest income	8,381	7,434

Interest expense:
Deposits	3,221	2,182
FHLB advances	403	516

Total interest expense	3,624	2,698

Net interest income	4,757	4,736
Provision for loan losses	—	135

Net interest income after provision for loan losses	4,757	4,601

Non-interest income:
Service charges and other fees	874	759
Trust income	206	209
Increase in value of bank owned life insurance	114	107
Gain on sale of loans	199	71
Gain on sale of securities	599	—
Other	571	389

Total non-interest income	2,563	1,535

Non-interest expense:
Salaries and employee benefits	3,074	2,015
Occupancy expense	288	271
Data processing	276	242
Professional fees	74	270
Equipment and network expense	275	282
Student loan expense	143	226
Advertising and marketing	136	123
Other	451	516

Total non-interest expense	4,717	3,945

Income before income taxes	2,603	2,191
Provision for income taxes	689	520

Net income	$1,914	$1,671

The First National Bank of Bryan
Statement of Cash Flows
For the Three Months Ended March 31, 2007 and 2006
(in thousands)
(unaudited)

	2007	2006
Cash flows from operating activity
Net Income	$1,914	$1,671
Adjustment to reconcile net income to net cash provided by operating activities:
Depreciation	48	51
Provision for loan losses	—	135
Net amortization of securities	(599)	(71)
Gain on sale of loans	(42,716)	35,527
Net change in student loans	114	106
Increase in cash surrender value of life insurance	150	(374)
Increase in accrued interest receivable	675	64
Increase in accrued interest payable	14	46
Increase in other liabilities	35	732

Net cash provided (used) by operating activities	(40,365)	37,887

Cash flows from investing activities:
Proceeds from maturity of securities	29,873	(10,246)
Purchases of securities	(1,154)	(1,851)
Capital expenditures	(40)	(1,167)
Net loans originated	1,381	(2,212)

Net cash used in investing activities	30,060	(15,476)

Cash flows from financing activities
Net increase in deposits	(12,361)	(13,937)
Dividends paid	(291)	(268)
Advances from FHLB	30,000	—
Repayment of FHLB advances	(9,000)	(16,000)

Net cash provided by financing activities	8,348	(30,205)

Net (decrease) increase in cash and cash equivalents	(1,957)	(7,794)
Cash and cash equivalents at beginning of year	19,473	21,562

Cash and cash equivalents at end of year	$17,516	$13,768

The First National Bank of Bryan
Notes to Financial Statements (unaudited)
Note 1. Summary of Significant Accounting Policies
Nature of Business
The First National Bank of Bryan (Bank) is a commercial bank with operations in the Bryan/College Station, Texas area. The Bank provides retail and commercial loan, deposit and trust services to customers at the Bank’s various branch locations.
The accounting and reporting policies of the Bank conform to accounting principles generally accepted in the United States of America and to general practices within the banking industry.
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the period. Accordingly, actual results could differ significantly from those estimates. A material estimate that is particularly susceptible to significant change in the near-term relates to the determination of the allowance for loan losses.
Cash and Cash Equivalents and Cash Flows
For purposes of reporting cash flows, cash and cash equivalents include cash on hand, amounts due from banks (including cash items in process of clearing), and federal funds sold. Federal funds are normally sold for one-day periods. The Bank normally considers all highly liquid investments with an initial maturity of less than ninety days to be cash equivalents. Cash flows from loans, due from time deposits and deposits are reported net.
Securities Available for Sale
Securities classified as available for sale are those that the Bank intends to hold for an indefinite period of time, but not necessarily to maturity. Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Bank’s assets and liabilities, liquidity needs, regulatory capital considerations, and other similar factors.
Securities available for sale are reported at fair value with unrealized gains or losses reported as a separate component of other comprehensive income, net of the related deferred tax effect. The amortization of premiums and accretion of discounts, computed by the interest method over their contractual lives, are recognized in interest income.
Realized gains or losses, determined on the basis of the cost of specific securities sold, are included in earnings.
Securities Held to Maturity
Debt securities which the Bank has the positive intent and ability to hold to maturity are reported at cost, adjusted for premiums and discounts that are recognized in interest income using the interest method over the period to maturity.

The First National Bank of Bryan
Notes to Financial Statements (unaudited)
Declines in the fair value of individual held to maturity and available for sale securities below their cost that are other than temporary would result in write-downs of the individual securities to their fair value. The related write-downs, if any, would be included in earnings as realized losses. In estimating other than temporary impairment losses, management considers 1) length of time and the extent to which the fair value has been less than cost, 2) the financial condition and near-term prospects of the issuer, and 3) the intent and ability of the Bank to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.
Federal Home Loan Bank Stock
The Bank, as a member of the Federal Home Loan Bank (FHLB) system, is required to maintain an investment in capital stock of the FHLB in an amount equal to the greater of 1% of its outstanding home loans or 5% of advances from the FHLB. No ready market exists for the FHLB stock, and it has no quoted market value.
Loans
Loans receivable that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off are stated at the amount of unpaid principal, reduced by unearned discount and an allowance for loan losses. Interest is accrued daily on the outstanding balances.
Fees and costs associated with originating loans are recognized in the period they are incurred. The provisions of Statement of Financial Accounting Standards No. 91 (SFAS 91) generally provide that such fees and related costs be deferred and recognized over the life of the loan as an adjustment of yield. For both 2006 and 2005, management believes that not deferring such amounts and amortizing them over the life of the related loans does not materially affect the financial position or results of operations of the Bank.
Impaired loans are accounted for at the net present value of expected future cash flows, discounted at the loan’s effective interest rate, the observable market price of the loan or at the fair value of the collateral if the loan is collateral dependent.
The accrual of interest on loans is discontinued when, in management’s opinion, the borrower may be unable to meet payments as they become due. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.
Allowance for Loan Losses
The allowance for loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that collectibility of the principal is unlikely. Subsequent recoveries, if any, are credited to the allowance.

The First National Bank of Bryan
Notes to Financial Statements (unaudited)
The allowance is an amount that management believes will be adequate to absorb estimated losses on existing loans, based on an evaluation of the collectibility of loans and prior loss experience. This evaluation also takes into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific loan problems, and current economic conditions that may affect the borrower’s ability to pay. While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Bank’s allowance for loan losses, and may require the Bank to make adjustments to the allowance based on their judgment about information available to them at the time of their examinations.
Bank Premises and Equipment
Land is carried at cost. Bank premises and improvements, furniture and equipment are carried at cost, less accumulated depreciation which is computed on the straight line method over the following estimated useful lives:

Buildings and improvements	20 - 30 years
Furniture and equipment	3 -10 years
Noninterest Income
Revenue from trust services and service charges and fees on customer deposits are recognized as the services are provided.
Comprehensive Income
Comprehensive income is included in the statement of changes in stockholders’ equity and reported for all periods. Comprehensive income includes both net income and other comprehensive income, which includes the change in unrealized gains and losses on securities available for sale.
Federal Income Taxes
Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The First National Bank of Bryan
Notes to Financial Statements (unaudited)
Recent Accounting Pronouncements
In July 2006, FASB issued FASB interpretation (“FIN”) No, 48, Accounting for Uncertainty in income Taxes-an interpretation of FASB Statement 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a comprehensive model for recognizing, measuring, presenting and disclosing in the financial statements tax positions taken or expected to be taken on a tax return. FiN 48 is effective for fiscal years beginning after December 15, 2006. If there are changes in net deferred tax assets or liabilities as a result of initial application of FiN 48, these will be accounted for as an adjustment to retained earnings. The Company expects to adopt FIN 48 in the first quarter of 2007 and is currently assessing the impact of FIN 48 on its financial position and results of operations.
In September 2006, the FASB issued Statement No. 158, (“SPAS No. 158”), Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106 and 132(R). SFAS No. 158 requires a company that sponsors a postretirement benefit plan to fully recognize, as an asset or liability, the over-funded or under-funded status of its benefit plan in its balance sheet. The funded status is measured as the difference between the fair value of the plan’s assets and its benefit obligation (projected benefit obligation for pension plans and accumulated postretirement benefit obligation for other postretirement benefit plans). Currently, the funded status of such plans is reported in the notes to the financial statements. This provision is effective for nonpublic companies for fiscal years ending after June 15, 2007. In addition, SFAS No. 158 also requires a company to measure its plan assets and benefit obligations as of its year end balance sheet date. Currently, a company is permitted to choose a measurement date up to three months prior to its year end to measure the plan assets and obligations. This provision is effective for all companies for fiscal years ending after December 15, 2008. Effective December 31, 2006, the Bank terminated its defined benefit plan and therefore does not expect this statement to have an effect on the Bank’s future financial position.
Note 2. Restrictions on Cash and Due From Banks
The Bank is required to maintain reserve balances in cash or on deposit with the Federal Reserve Bank based on a percentage of deposits. The total reserve balances held was approximately $1.6 million at March 31, 2007.

The First National Bank of Bryan
Notes to Financial Statements (unaudited)
Note 3. Securities
The amortized cost of securities and their approximate fair values at March 31, 2007 are as follows (in 000’s):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Securities Available for Sale

March 31, 2007:
U.S. government agency obligations	$11,504	$51	$1	$11,554
Mortgage-backed securities and collateralized mortgage obligations	64,975	128	771	64,332
State and political subdivisions	30,957	352	55	31,254
Other	306	—	—	306

	$107,742	$531	$827	$107,446

The First National Bank of Bryan
Notes to Financial Statements (unaudited)
The amortized cost and estimated fair value of securities at March 31, 2007, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Securities Available for Sale
Fair
Value

Due in one year or less	$2,218
Due from one year to five years	11,871
Due from five years to fifteen years	26,846
Due after fifteen years	1,873

42,808
Mortgage-backed securities and collateralized mortgage obligations	64,332
Other	306

$107,446

The maturities of mortgage-backed securities are not presented because the underlying mortgages are subject to prepayment at the borrower’s option.

The First National Bank of Bryan
Notes to Financial Statements (unaudited)
Note 4. Loans and Allowance for Loan Losses
Loans at March 31, 2007 consisted of the following (in 000’s):

Commercial	$33,401
Consumer	13,376
Real estate:
Residential	82,245
Construction and development	55,424
Commercial real estate	69,073
Agriculture	4,945
Student loans	130,293
Other	98

388,855
Allowance for loan losses	(4,622)

$384,233

An analysis of the allowance for loan losses for the three months ended March 31, 2007 is as follows (in 000’s):

Balance at the beginning of the year	$4,633
Provision charged to earnings	—
Loans charged to the allowance	(20)
Recoveries on loans previously charged-off	9

$4,622

The First National Bank of Bryan
Notes to Financial Statements (unaudited)
Note 5. Bank Premises and Equipment
Bank premises and equipment at March 31, 2007 consisted of the following (in 000’s):

Land	$5,360
Building and Improvements	5,216
Furniture, equipment and tenant improvements	3,831
Construction in process	583

14,990
Less accumulated depreciation	(5,820)

$9,170

Note 6. Deposits
Deposits at March 31, 2007 consisted of the following (in 000’s):

	Amount	Percent

Noninterest bearing demand accounts	$126,101	27.8%
Interest bearing checking accounts	76,148	16.8
Limited access money market accounts	100,653	22.2
Savings accounts	23,326	5.1
Certificates of deposit, less than $100,000	66,280	14.6
Certificates of deposit, $100,000 and greater	61,003	13.5

	$453,511	100.0%

The First National Bank of Bryan
Notes to Financial Statements (unaudited)
Note 7. Regulatory Capital
As of March 31, 2007, the Bank’s capital ratios exceeded these levels necessary to be categorized as “well capitalized” under the regulatory framework for prompt corrective action. To be categorized as “well capitalized,” the Bank must maintain minimum total risk based, Tier I risk based, and Tier I leverage ratios as set forth in the table. There are no conditions or events that management believes have changed the Bank’s category since that time.
The Bank’s actual capital amounts and ratios are presented in the following table (in (000’s).

			To Be Well
			Capitalized Under
			Prompt Corrective
	Actual		Action Provisions
	Amount	Ratio	Amount	Ratio
March 31, 2007:
Total capital to risk weighted assets	$57,363	17.04%	$31,364	10.00%
Tier I capital to risk weighted assets	53,434	18.29	18,818	6.00
Tier I capital to average assets	53,434	9.33	28,622	5.00

Note 8. Definitive Sales Agreement
Effective December 1, 2006, the Bank entered into a definitive agreement (subject to certain conditions and contingencies) including stockholders and regulatory approvals) to sell 100% of the outstanding shares of stock of the Bank to an unaffiliated financial institution. The acquisition, subject to the conditions discussed above, is expected to be completed and the Bank merged into the unaffiliated financial institution in 2007.